ABERDEEN FUNDS: SUMMARY PROSPECTUS

MARCH 1, 2010, AS AMENDED JULY 12, 2010

Aberdeen International Equity Institutional Fund

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/aamus.nsf/usmutualfunds/fundsliterature. You can also get this information at no cost by e-mailing a request to openend.funds.us@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's prospectus and Statement of Additional Information, both dated March 1, 2010, as amended July 12, 2010, are incorporated by reference into this summary prospectus.

Fund Tickers

Institutional Class: WPIEX	Institutional Service Class: AIESX

Objective

The Aberdeen International Equity Institutional Fund (the "International Equity Institutional Fund" or the "Fund") seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Equity Institutional Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.19%	0.19%
Total Annual Fund Operating Expenses	0.99%	0.99%
Less: Amount of Fee Limitations/Expense Reimbursements[2]	0.04%	0.04%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.95%	0.95%

1  The "Annual Fund Operating Expenses" are annualized expenses based on anticipated fees and expenses payable by the Fund for the current fiscal year.

2  The Fund is a series of Aberdeen Funds (the "Trust") and is advised by Aberdeen Asset Management Inc. (the "Adviser"). The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.95% for Institutional Class and 0.95% for Institutional Service Class at least through July 20, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative service fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before July 20, 2011, after which it may be terminated by the Adviser upon proper prior notice to the Trust.

ABERDEEN FUNDS: SUMMARY PROSPECTUS

MARCH 1, 2010, AS AMENDED JULY 12, 2010

Aberdeen International Equity Institutional Fund

Example

This Example is intended to help you compare the cost of investing in the International Equity Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class shares	$97	$311	$543	$1,209
Institutional Service Class shares	$97	$311	$543	$1,209

Portfolio Turnover

The International Equity Institutional Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. As a result of a reorganization, the Fund acquired all of the assets, subject to the liabilities, of the International Stock Fund (the "Predecessor Fund"), a series of Pacific Capital Funds. During the most recent fiscal year, the Predecessor Fund's portfolio turnover rate was 50.99% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the International Equity Institutional Fund invests at least 80% of the value of its net assets, plus any borrowing for investment purposes, in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the U.S. Some of these countries may be considered to be emerging market countries. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the International Equity Institutional Fund.

The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

Principal Risks

The International Equity Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Selection Risk – the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk – in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

Portfolio Turnover – the Fund has historically had high portfolio turnover with portfolio turnover rates exceeding 100% per year. It is anticipated that the Fund's turnover will generally be lower in the future. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Fund's investments goes down, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The returns presented for the International Equity Institutional Fund reflect the performance of the Predecessor Fund. The International Equity Institutional Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the International Equity Institutional Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Returns of the Institutional Class and Institutional Service Class shares of the Fund are based on the previous performance of the Class Y and Class A shares, respectively, of the Predecessor Fund.

ABERDEEN FUNDS: SUMMARY PROSPECTUS

MARCH 1, 2010, AS AMENDED JULY 12, 2010

Aberdeen International Equity Institutional Fund

The bar chart and table below can help you evaluate potential risks of the International Equity Institutional Fund. The bar chart shows how the Fund's annual total returns for Institutional Class shares have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes. If taxes were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of two broad-based securities indices. The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index is replacing the MSCI EAFE Index as the Fund's benchmark. The investment manager believes that the composition of the MSCI All Country World ex U.S. Index makes it the most meaningful comparison index given the Fund's investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 877-343-2906.

Annual Total Returns – Institutional Class Shares1
(Years Ended December 31)

Best Quarter: 28.54% – 2nd quarter of 2009

Worst Quarter: -24.39% – 4th quarter of 2008

1  As of June 30, 2010, the Fund's year-to-date return was -13.60% for Institutional Class shares.

After-tax returns are shown in the following table for Institutional Class shares only and will vary for Institutional Service Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years
Institutional Class shares – Before Taxes	44.43%	5.09%	-1.97%
Institutional Class shares – After Taxes on Distributions	44.70%	4.11%	-3.08%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	29.19%	4.40%	-2.00%
Institutional Service Class shares – Before Taxes	44.21%	4.87%	-2.25%
MSCI All Country World ex U.S. Index (reflects no deduction for fees, expenses or taxes)	42.14%	6.30%	3.12%
MSCI EAFE Index (net dividends) (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the International Equity Institutional Fund's investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited ("AAMAL") and Aberdeen Asset Management Investment Services Limited ("AAMISL") as subadvisers to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Stephen Docherty	Head of Global Equities	1994

Bruce Stout	Senior Investment Manager	1987

Andrew McMenigall	Senior Investment Manager	1997

Jamie Cumming, CFA®	Senior Investment Manager	2001

Samantha Fitzpatrick, CFA®	Investment Manager	1998

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Institutional Class Shares
To open an account	$1,000,000

Additional investments	No Minimum

Institutional Service Class Shares
To open an account	$1,000,000

Additional investments	No Minimum

ABERDEEN FUNDS: SUMMARY PROSPECTUS

MARCH 1, 2010, AS AMENDED JULY 12, 2010

Aberdeen International Equity Institutional Fund

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line. If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

AOE-0291-0710